                                                                  EXHIBIT (e)(5)

S E R V I C E  R E Q U E S T


             P L A T I N U M
----------------------------
             Investor/SM/ II
----------------------------
   AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------
Platinum Investor - Fixed Option
   . Division 125 - AGL Declared Fixed Interest Account

Platinum Investor - Variable Divisions

AIM Variable Insurance Funds
----------------------------
   . Division 126 - AIM V.I. International Growth
   . Division 127 - AIM V.I. Premier Equity

The Alger American Fund
-----------------------
   . Division 259 - Alger American Leveraged AllCap
   . Division 258 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 224 - VP Value

Credit Suisse Trust
-------------------
   . Division 247 - Small Cap Growth

Dreyfus Investment Portfolios
-----------------------------
   . Division 229 - MidCap Stock

Dreyfus Variable Investment Fund
--------------------------------
   . Division 132 - Quality Bond
   . Division 133 - Developing Leaders

Fidelity Variable Insurance Products Fund
-----------------------------------------
   . Division 233 - VIP Asset Manager
   . Division 232 - VIP Contrafund
   . Division 230 - VIP Equity-Income
   . Division 231 - VIP Growth
   . Division 254 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 255 - Franklin Small Cap Value Securities
   . Division 248 - Franklin U.S. Government
   . Division 249 - Mutual Shares Securities
   . Division 250 - Templeton Foreign Securities

Goldman Sachs Variable Insurance Trust
--------------------------------------
   . Division 401- Goldman Sachs Capital Growth

Janus Aspen Series
------------------
   . Division 234 - International Growth
   . Division 236 - Mid Cap Growth
   . Division 235 - Worldwide Growth

J. P. Morgan Series Trust II
----------------------------
   . Division 400 - JPMorgan Mid Cap Value
   . Division 237 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
   . Division 239 - MFS Capital Opportunities
   . Division 134 - MFS Emerging Growth
   . Division 240 - MFS New Discovery
   . Division 238 - MFS Research

Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 241 - Mid-Cap Growth

Oppenheimer Variable Account Funds
----------------------------------
   . Division 257 - Oppenheimer Global Securities
   . Division 256 - Oppenheimer Multiple Strategies

PIMCO Variable Insurance Trust
------------------------------
   . Division 243 - PIMCO Real Return
   . Division 242 - PIMCO Short-Term
   . Division 244 - PIMCO Total Return

Putnam Variable Trust
---------------------
   . Division 137 - Putnam VT Diversified Income
   . Division 138 - Putnam VT Growth and Income
   . Division 139 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
----------------------------
   . Division 140 - Equity
   . Division 141 - Growth Opportunities

SunAmerica Series Trust
-----------------------
   . Division 253 - Aggressive Growth
   . Division 252 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
---------------------------------------
   . Division 135 - Equity Growth
   . Division 136 - High Yield

VALIC Company I
---------------
   . Division 128 - International Equities
   . Division 129 - Mid Cap Index
   . Division 130 - Money Market I
   . Division 225 - Nasdaq-100 Index
   . Division 227 - Science & Technology
   . Division 226 - Small Cap Index
   . Division 131 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 245 - High Yield Bond
   . Division 246 - REIT Index

Van Kampen Life Investment Trust
--------------------------------
   . Division 257 - Growth & Income


L8993                                                                    REV1203

[Letterhead of AIG American General]

                                                         Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
                                              Variable Universal Life Operations
American General Life Insurance            PO Box 4880 . Houston, TX. 77210-4880
Company ("AGL")                                                (888) 325-9315 or
A member company of American             Hearing Impaired (TDD) (888) 436-5258 .
International Group, Inc.                                     Fax: (877)445-3098

================================================================================
[ ] POLICY IDENTIFICATION

                    COMPLETE THIS SECTION FOR ALL REQUESTS.

1.
POLICY #: ___________________________ Insured: ______________________________
Address: ________________________________________________New Address (yes) (no)
Primary Owner (If other than insured): __________________
Address: ________________________________________________New Address (yes) (no)
Primary Owner's S.S. No. or Tax I.D. No._____ Phone Number: (    ) ____-________
Joint Owner (If applicable):_____________________________
Address: ________________________________________________New Address (yes) (no)

[ ] NAME CHANGE

 Complete this section if the name of the Insured, Owner, Payor or Beneficiary has changed. (Please note, this does not change the Insured, Owner, Payor or
                            Beneficiary designation)

2.
Change Name Of: (Circle One)  Insured   Owner   Payor   Beneficiary
Change Name From: (First, Middle, Last)   Change Name To: (First, Middle, Last)
_______________________________________   ______________________________________

Reason for Change:(Circle One)Marriage  Divorce  Correction  Other (Attach copy of legal proof)

[ ] CHANGE IN ALLOCATION PERCENTAGES

   Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

Goldman Sachs Variable Insurance Trust is not available for premium allocations.

 SAFECO Resource Series Trust is available only for owners who had allocations before 5/1/03 (even if the owner had no SAFECO balance as of 5-1-03).

3. INVESTMENT DIVISION                                  PREM %   DED %
(125) - AGL Declared Fixed Interest Account            ______%  _____%
AIM Variable Insurance Funds
----------------------------
(126) AIM V.I. International Growth                    ______%  _____%
(127) AIM V.I. Premier Equity                          ______%  _____%
The Alger American Fund
-----------------------
(259) Alger American Leveraged AllCap                  ______%  _____%
(258) Alger American MidCap Growth                     ______%  _____%
American Century Variable Portfolios, Inc.
------------------------------------------
(224) VP Value                                         ______%  _____%
Credit Suisse Trust
-------------------
(247) Small Cap Growth                                 ______%  _____%
Dreyfus Investment Portfolios
-----------------------------
(229) MidCap Stock                                     ______%  _____%
Dreyfus Variable Investment Fund
--------------------------------
(132) Quality Bond                                     ______%  _____%
(133) Developing Leaders                               ______%  _____%
Fidelity Variable Insurance Products Fund
-----------------------------------------
(233) VIP Asset Manager                                ______%  _____%
(232) VIP Contrafund                                   ______%  _____%
(230) VIP Equity-Income                                ______%  _____%
(231) VIP Growth                                       ______%  _____%
(254) VIP Mid Cap                                      ______%  _____%
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
(255) Franklin Small Cal Value Securities              ______%  _____%
(248) Franklin U.S. Government                         ______%  _____%
(249) Mutual Shares Securities                         ______%  _____%
(250) Templeton Foreign Securities                     ______%  _____%
Goldman Sachs Variable Insurance Trust
--------------------------------------
(401) Goldman Sachs Capital Growth                         NA   _____%
Janus Aspen Series
------------------
(234) International Growth                             ______%  _____%
(236) Mid Cap Growth                                   ______%  _____%
(235) Worldwide Growth                                 ______%  _____%
J. P. Morgan Series Trust II
----------------------------
(400) JPMorgan Mid Cap Value                           ______%  _____%
(237) JPMorgan Small Company                           ______%  _____%
MFS Variable Insurance Trust
----------------------------
(239) MFS Capital Opportunities                        ______%  _____%
(134) MFS Emerging Growth                              ______%  _____%
(240) MFS New Discovery                                ______%  _____%
(238) MFS Research                                     ______%  _____%
Neuberger Berman Advisers Management Trust
------------------------------------------
(241) Mid-Cap Growth                                   ______%  _____%
Oppenheimer Variable Account Funds
----------------------------------
(257) Oppenheimer Global Securities                    ______%  _____%
(256) Oppenheimer Multiple Strategies                  ______%  _____%
PIMCO Variable Insurance Trust
------------------------------
(243) PIMCO Real Return                                ______%  _____%
(242) PIMCO Short-Term                                 ______%  _____%
(244) PIMCO Total Return                               ______%  _____%
Putnam Variable Trust
---------------------
(137) Putnam VT Diversified Income                     ______%  _____%
(138) Putnam VT Growth and Income                      ______%  _____%
(139) Putnam VT Int'l Growth and Income                ______%  _____%
SAFECO Resource Series Trust
----------------------------
(140) Equity                                           ______%  _____%
(141) Growth Opportunities                             ______%  _____%
SunAmerica Series Trust
-----------------------
(253) Aggressive Growth                                ______%  _____%
(252) SunAmerica Balanced                              ______%  _____%
The Universal Institutional Funds, Inc.
---------------------------------------
(135) Equity Growth                                    ______%  _____%
(136) High Yield                                       ______%  _____%
VALIC Company I
---------------
(128) International Equities                           ______%  _____%
(129) Mid Cap Index                                    ______%  _____%
(130) Money Market I                                   ______%  _____%
(225) Nasdaq-100 Index                                 ______%  _____%
(227) Science & Technology                             ______%  _____%
(226) Small Cap Index                                  ______%  _____%
(131) Stock Index                                      ______%  _____%
Vanguard Variable Insurance Fund
--------------------------------
(245) High Yield Bond                                  ______%  _____%
(246) REIT Index                                       ______%  _____%
Van Kampen Life Investment Trust
--------------------------------
(257) Growth & Income                                  ______%  _____%
Other: ___________________________________             ______%  _____%
-----                                                     100%    100%
================================================================================
L8993                             PAGE 2 OF 5                            REV1203

================================================================================
[ ] MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

   Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis.
    Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4.
Indicate frequency and premium amount desired: $_________ Annual
                                               $_________ Semi-Annual
                                               $_________ Quarterly
                                               $_________ Monthly (Bank Draft
                                                         Only)

Indicate billing method desired:____Direct Bill _____ Pre-Authorized Bank Draft
                                                      (attach a Bank Draft
                                                      Authorization Form and
                                                      "Void" Check)

Start Date: _____/ _____/ _____

[ ] LOST POLICY CERTIFICATE

 Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.

5.
I/We hereby certify that the policy of insurance for the listed policy has been _____ LOST _____ DESTROYED _______OTHER.

Unless I/we have directed cancellation of the policy, I/we request that a:

         ______ Certificate of Insurance at no charge

         ______ Full duplicate policy at a charge of $25

be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

[ ] DOLLAR COST AVERAGING

     ($5,000 minimum initial accumulation value) An amount may be deducted periodically from the Money Market I Division and placed in one or more of the Divisions listed. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging Option.

 SAFECO Resource Series Trust is available only for owners who had allocations before 5/1/03 (even if the owner had no SAFECO balance as of 5-1-03).

6.
Designate the day of the month for transfers: ___(choose a day from 1-28)
Frequency of transfers (check one): ______Monthly          ______Quarterly
                                    ______Semi-Annually    ______Annually

I want: $_______ ($100 minimum, whole dollars only) taken from the Money Market I Division and transferred to the following Divisions:

AIM Variable Insurance Funds
----------------------------
(126) AIM V.I. International Growth                    $_____________
(127) AIM V.I. Premier Equity                          $_____________
The Alger American Fund
-----------------------
(259) Alger American Leveraged AllCap                  $_____________
(258) Alger American MidCap Growth                     $_____________
American Century Variable Portfolios, Inc.
------------------------------------------
(224) VP Value                                         $_____________
Credit Suisse Trust
-------------------
(247) Small Cap Growth                                 $_____________
Dreyfus Investment Portfolios
-----------------------------
(229) MidCap Stock                                     $_____________
Dreyfus Variable Investment Fund
--------------------------------
(132) Quality Bond                                     $_____________
(133) Developing Leaders                               $_____________
Fidelity Variable Insurance Products Fund
-----------------------------------------
(233) VIP Asset Manager                                $_____________
(232) VIP Contrafund                                   $_____________
(230) VIP Equity-Income                                $_____________
(231) VIP Growth                                       $_____________
(254) VIP Mid Cap                                      $_____________
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
(255) Franklin Small Cap Value Securities              $_____________
(248) Franklin U.S. Government                         $_____________
(249) Mutual Shares Securities                         $_____________
(250) Templeton Foreign Securities                     $_____________
Janus Aspen Series
------------------
(234) International Growth                             $_____________
(236) Mid Cap Growth                                   $_____________
(235) Worldwide Growth                                 $_____________
J. P. Morgan Series Trust II
----------------------------
(400) JPMorgan Mid Cap Value                           $_____________
(237) JPMorgan Small Company                           $_____________
MFS Variable Insurance Trust
----------------------------
(239) MFS Capital Opportunities                        $_____________
(134) MFS Emerging Growth                              $_____________
(240) MFS New Discovery                                $_____________
(238) MFS Research                                     $_____________
Neuberger Berman Advisers Management Trust
------------------------------------------
(241) Mid-Cap Growth                                   $_____________
Oppenheimer Variable Account Funds
----------------------------------
(257) Oppenheimer Global Securities                    $_____________
(256) Oppenheimer Multiple Strategies                  $_____________
PIMCO Variable Insurance Trust
------------------------------
(243) PIMCO Real Return                                $_____________
(242) PIMCO Short-Term                                 $_____________
(244) PIMCO Total Return                               $_____________
Putnam Variable Trust
---------------------
(137) Putnam VT Diversified Income                     $_____________
(138) Putnam VT Growth and Income                      $_____________
(139) Putnam VT Int'l Growth and Income                $_____________
SAFECO Resource Series Trust
----------------------------
(140) Equity                                           $_____________
(141) Growth Opportunities                             $_____________
SunAmerica Series Trust
-----------------------
(253) Aggressive Growth                                $_____________
(252) SunAmerica Balanced                              $_____________
The Universal Institutional Funds, Inc.
---------------------------------------
(135) Equity Growth                                    $_____________
(136) High Yield                                       $_____________
VALIC Company I
---------------
(128) International Equities                           $_____________
(129) Mid Cap Index                                    $_____________
(225) Nasdaq-100 Index                                 $_____________
(227) Science & Technology                             $_____________
(226) Small Cap Index                                  $_____________
(131) Stock Index                                      $_____________
Vanguard Variable Insurance Fund
--------------------------------
(245) High Yield Bond                                  $_____________
(246) REIT Index                                       $_____________
Van Kampen Life Investment Trust
--------------------------------
(257) Growth & Income                                  $_____________
Other:_______________________________                  $_____________
-----
================================================================================
L8993                             PAGE 3 OF 5                            REV1203

================================================================================
[ ] AUTOMATIC REBALANCING

    ($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option. This option is not available while the Dollar Cost Averaging Option is in use.

  Goldman Sachs Variable Insurance Trust and SAFECO Resource Series Trust new
                    Automatic Rebalancing may be restricted.

7.
Indicate frequency: ____Quarterly ____Semi-Annually ____Annually

            (Division Name or Number)                 (Division Name or Number)

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______%:  ______________________________    ______%:  __________________________

______Initial Here To Revoke automatic rebalancing election.

[ ] TELEPHONE PRIVILEGE AUTHORIZATION

  Complete this section if you are applying for or revoking current telephone privileges.

8.
I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions.

Initial the designation you prefer:

_____ Policy Owner(s) only -- If Joint Owners, either one acting independently.

_____ Policy Owner(s) and Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

______Initial Here To Revoke Telephone privilege authorization.

[ ] CORRECT AGE

  Use this section to correct the age of any person covered under this policy.
        Proof of the correct date of birth must accompany this request.

9.
Name of insured for whom this correction is submitted:_______________________

Correct DOB:_________/__________/________

[ ] TRANSFER OF ACCUMULATED VALUES

 Use this section if you want to move money between divisions. Withdrawals from the AGL Declared Fixed Interest Account are limited to 60 days after the policy anniversary and to no more than 25% of the total unloaned value of the AGL Declared Fixed Interest Account on the policy anniversary. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

  Goldman Sachs Variable Insurance Trust and SAFECO Resource Series Trust new
                          transfers may be restricted.

10.

                                     (Division Name          (Division Name
                                       or Number)              or Number)

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

Transfer $______or ________% from ___________________to _______________________.

================================================================================
L8993                             PAGE 4 OF 5                            REV1203

================================================================================
[ ] REQUEST FOR PARTIAL SURRENDER/ POLICY LOAN

 Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service
                      Request in addition to this section.

11.
________I request a partial surrender of $___________ or ___________ % of the net cash surrender value.

________I request a loan in the amount of $ ______.

________I request the maximum loan amount available from my policy.

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

[ ] NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

12.
The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

Check one: ________I do want income tax withheld from this distribution.

           ________I do not want income tax withheld from this distribution.

If no election is made, we are required to withhold Federal Income Tax (if applicable).

[ ] AFFIRMATION/ SIGNATURE

                    Complete this section for ALL requests.

13.
--------------------------------------------------------------------------------
CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that i am not subject to backup withholding under Section 3406(a)(1)(c) of the internal Revenue Code.
The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
--------------------------------------------------------------------------------

Dated at _________________________this_____ day of_______________, ____________.
         CITY, STATE


X                                           X
----------------------------------------    ------------------------------------
 SIGNATURE OF OWNER                          SIGNATURE OF WITNESS


X                                           X
----------------------------------------    ------------------------------------
 SIGNATURE OF JOINT OWNER                    SIGNATURE OF WITNESS


X                                           X
----------------------------------------    ------------------------------------
 SIGNATURE OF ASSIGNEE                       SIGNATURE OF WITNESS


================================================================================
L8993                             PAGE 5 OF 5                            REV1203